UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023 (May 8, 2023)

EIGHTCO HOLDINGS INC.

(f/k/a CRYPTYDE, INC.)

(Exact name of registrant as specified in its charter)

Delaware	001-41033	87-2755739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 9th Avenue North, Suite 220 Safety Harbor, Florida	34695
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 765-8933

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OCTO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed in the Current Report on Form 8-K as filed with the Securities and Exchange Commission by the Company on September 15, 2022, the Company entered into a Membership Interest Purchase Agreement (the “F8 MIPA”) and Operating Agreement (the “F8 Operating Agreement”), as subsequently amended, with the Forever 8 Fund, LLC (“Forever 8”), the members of Forever 8 (the “Sellers”) and Paul Vassilakos, solely in his capacity as representative of the Sellers (the “Sellers’ Representative”).

As previously disclosed in the Current Report on Form 8-K as filed with the Securities and Exchange Commission by the Company on October 5, 2022, the Company entered into a Registration Rights Agreement (the “F8 RRA”) with the Sellers and the Sellers’ Representative.

On May 8, 2023, the Company and the Sellers’ Representative entered into a Letter Agreement (the “Letter Agreement”). Under the terms of the Letter Agreement, the Sellers agreed to: (i) amend the F8 MIPA to change the Share Issuance Approval Deadline (as defined within the Letter Agreement) from June 30, 2023 to the date of the Company’s next meeting of its stockholders, annual or special, following the Company’s special meeting of stockholders currently planned for June 30, 2023 (including any adjournment or postponement thereof, the “Subsequent Meeting Date”); (ii) amend the F8 Operating Agreement to change the existing Cash Put Right Approval Deadline (as defined within the Letter Agreement) from June 30, 2023 to the Subsequent Meeting Date, and (iii) amend the F8 RRA to change the Filing Deadline (as defined within the F8 RRA), effective as of the day prior to the Filing Deadline, from the Filing Deadline to the Subsequent Meeting Date; provided, however, that in no event shall the Subsequent Meeting Date be later than September 30, 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Letter Agreement dated May 8, 2023 between Eightco Holdings Inc. and Sellers’ Representative
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2023

Eightco Holdings Inc.

By:	/s/ Brian McFadden
Name:	Brian McFadden
Title:	Chief Executive Officer